STATEMENT OF ADDITIONAL INFORMATION

                         THE SHEPHERD STREET EQUITY FUND

                                JANUARY 15, 2002
                              REVISED JULY 29, 2002

                                   A series of
                         THE SHEPHERD STREET FUNDS, INC.
                               480 Shepherd Street
                       Winston-Salem, North Carolina 27103
                                 1-888-575-4800

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of The Shepherd Street Equity Fund (the "Fund"), dated January 15, 2002. You may obtain a copy of the Fund's Prospectus, free of charge, by writing to The Shepherd Street Funds, Inc., c/o Ultimus Fund Solutions, LLC, 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, or by calling 1-888-575-4800.


                                TABLE OF CONTENTS

Management of the Fund ....................................................    2
Investment Policies and Restrictions ......................................    2
Investment Adviser ........................................................    8
Directors and Officers ....................................................   10
Performance Information ...................................................   13
Purchasing and Redeeming Shares ...........................................   15
Tax Information ...........................................................   16
Portfolio Transactions ....................................................   18
Custodian .................................................................   19
Transfer Agent, Fund Accountant and Administrator .........................   19
Principal Underwriter .....................................................   20
Independent Accountants ...................................................   20
Legal Counsel .............................................................   20
Distribution Plan .........................................................   21
Financial Statements ......................................................   22

                             MANAGEMENT OF THE FUND

The Shepherd Street Funds, Inc. (the "Company"), an open-end management investment company, was incorporated in Maryland on July 16, 1998. The affairs of the Company are managed by a Board of Directors, which approves all significant agreements between the Company and the persons and companies that furnish services to the Fund, including agreements with the Fund's custodian, transfer agent, investment adviser and administrator. The day-to-day operations of the Fund are delegated to the Fund's investment adviser.

The Company's Articles of Incorporation permit the Board of Directors to issue 500,000,000 shares of common stock. The Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently, the shares of the Fund are the only class of shares being offered by the Company. Shareholders are entitled: (i) to one vote per full share; (ii) to such distributions as may be declared by the Company's Board of Directors out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. The shares are redeemable and are fully transferable. All shares issued and sold by the Fund will be fully paid and nonassessable.

According to the laws of Maryland under which the Company is incorporated, and the Company's bylaws, the Fund is not required to hold an annual meeting of shareholders unless required to do so under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, the Fund will not hold annual shareholder meetings unless required to do so under the 1940 Act.


                      INVESTMENT POLICIES AND RESTRICTIONS

The Fund's investment objectives and the manner in which the Fund pursues its investment objectives are generally discussed in the Prospectus. This Section provides additional information concerning the types of securities in which the Fund may invest, some of the risks associated with investments in those securities, and the Fund's investment restrictions.

The Fund is a diversified Fund, meaning that as to at least 75% of the Fund's assets (valued at the time of investment), the Fund will not invest more than 5% of its assets in securities of any one issuer, except in obligations of the United States Government and its agencies and instrumentalities. The Fund normally will invest at least 80% of net assets in common stock and securities convertible into common stock. The Fund may also invest in a variety of other securities. The principal types of securities in which the Fund may ordinarily invest are described in the Prospectus, along with any restrictions on such investments, and, where necessary, a brief discussion of any risks unique to the particular security.

COMMON STOCKS. The Fund will ordinarily invest at least 80% of its net assets in common stock or securities convertible into common stock. The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perceptions and general economic or financial market movements. Smaller companies are especially sensitive to these factors. Despite the risk of price volatility, however, common stocks historically have offered the greatest potential for gain on investment, compared to other classes of financial assets.

FOREIGN SECURITIES. The Fund may invest up to 25% of its assets in common stock of foreign issuers which are publicly traded on U.S. exchanges, either directly or in the form of American Depository Receipts (ADRs). The Fund will only invest in ADRs that are issuer sponsored. Sponsored ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.

Investing in foreign securities is riskier compared to domestic investments. Foreign companies are generally not subject to U.S. regulations or uniform accounting, auditing and financial reporting standards, so there may be less publicly available information about these companies. Dividends and interest on foreign securities may be subject to foreign withholding taxes. Also, foreign securities are often denominated in a currency other than the U.S. dollar, resulting in currency exchange risk. Although the Fund intends to invest only in securities of foreign issuers domiciled in nations which the Adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscation, taxation, currency blockage or political or social instability which could affect investments of foreign issuers domiciled in such nations.

PREFERRED STOCK. The Fund may invest in preferred stock. Preferred stock generally pays dividends at a specified rate and generally has preference over common stock in the payments of dividends and the liquidation of the issuer's assets. Dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Accordingly, shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are also sensitive to changes in interest rates and in the issuer's creditworthiness. Accordingly, shareholders may experience a loss of value due to adverse interest rate movements or a decline in the issuer's credit rating.

COMPANIES WITH UNUSUAL VALUATIONS BASED ON MANY TRADITIONAL METHODS. The market prices of securities of companies that are growing very quickly and/or the securities of companies that investors believe are addressing large potential markets (such as Internet-related businesses) that may not yet have been realized may reflect unreasonable valuations by traditional valuation techniques. Many of these types of companies have a low level of revenues relative to their market capitalization, and many are not yet profitable.

Since the prices of the securities of these companies do not reflect the usual relationships between price and corporate revenues, income or profits, investments in their securities are accompanied by a substantial risk of loss because of their volatility and speculative nature. Numerous factors may cause the prices of these securities to fall precipitously, which may cause the Fund to sustain substantial losses on any investments in such companies. These factors include, but are not limited to, market participants evaluating these securities using more traditional valuation techniques, investors taking less interest in these securities, a general downturn in the market for these securities, or adverse changes in market participants' expectations regarding the potential markets, recenues, income or profitability for these types of companies.

REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in real estate investment trusts (REITs). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REITs taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. If the Fund includes the gross dividends from such REITs in its distribution to its shareholders, a portion of the Fund's distributions may also be designated as a return of capital. The Fund will not invest more than 10% of its assets in REITS.

OPTIONS ON EQUITIES. Although the Fund will not normally do so, the Fund may occasionally invest in options contracts to decrease its exposure to the effects of changes in security prices, to hedge securities held, to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when an options contract is priced more attractively than the underlying security or index.

The Fund may write (i.e. sell) covered call options, and may purchase put and call options, on equity securities traded on a United States exchange or properly regulated over-the-counter market. The Fund may also enter into such transactions on indexes. Options contracts can include long-term options with durations of up to three years.

The Fund may enter into these transactions so long as the value of the underlying securities on which options contracts may be written at any one time does not exceed 100% of the net assets of the Fund, and so long as the initial margin required to enter into such contracts does not exceed five percent (5%) of the Fund's net assets. When writing options, to minimize the risks of entering into these transactions, the Fund will maintain a segregated account with its Custodian consisting of the underlying securities upon which the option was written, cash, cash equivalents, U.S. Government securities or other high-grade liquid debt securities in an amount equal to the aggregate fair market value of its commitments to such transactions.

Options Risk Factors.  The primary risks associated with the use of options are:
(1) imperfect correlation between a change in the value of the underlying security or index and a change in the price of the option or futures contract, and (2) the possible lack of a liquid secondary market for an options contract and the resulting inability of the Fund to close out the position prior to the maturity date. Investing only in those contracts whose price fluctuations are expected to resemble those of the Fund's underlying securities will minimize the risk of imperfect correlation. Entering into such transactions only on national exchanges and over-the-counter markets with an active and liquid secondary market will minimize the risk that the Fund will be unable to close out a position.

DEBT SECURITIES. The Fund may invest in corporate or U.S. Government debt securities including zero coupon bonds. Corporate debt securities may be convertible into preferred or common stock. In selecting corporate debt securities for the Fund, the Adviser reviews and monitors the creditworthiness of each issuer and issue. U.S. Government securities include direct obligations of the U.S. Government and obligations issued by U.S. Government agencies and instrumentalities.

The market value of such securities fluctuates in response to interest rates and the creditworthiness of the issuer. In the case of securities backed by the full faith and credit of the United States Government, shareholders are only exposed to interest rate risk.

Zero coupon bonds do not provide for cash interest payments but instead are issued at a discount from face value. Each year, a holder of such bonds must accrue a portion of the discount as income. Because issuers of zero coupon bonds do not make periodic interest payments, their prices tend to be more volatile than other types of debt securities when market interest rates change.

MONEY MARKET FUNDS. The Fund may invest in securities issued by other registered investment companies that invest in short-term debt securities (i.e., money market funds). As a shareholder of another registered investment company, the Fund would bear its pro rata portion of that company's advisory fees and other expenses. Such fees and expenses will be borne indirectly by the Fund's shareholders. The Fund may invest in such instruments to the extent that such investments do not exceed 10% of the Fund's net assets and 3% of any investment company's outstanding securities.

U.S. GOVERNMENT SECURITIES. The Fund may invest in U.S. Government securities. U.S. Government securities may be backed by the credit of the U.S. Government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Government as to payment of principal and interest and are the highest quality U.S. Government securities. Other securities issued by U.S. Government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. Government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. Government.

REPURCHASE AGREEMENTS. The Fund may invest a portion of its assets in repurchase agreements ("Repos") with broker-dealers, banks and other financial institutions, provided that the Fund's custodian always has possession of the securities serving as collateral for the Repos or has proper evidence of book entry receipt of said securities. In a Repo, the Fund purchases securities subject to the seller's simultaneous agreement to repurchase those securities from the Fund at a specified time (usually one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All Repos entered into by the Fund must be collateralized by U.S. Government securities, the market values of which equal or exceed 102% of the principal amount of the money invested by the Fund. If an institution with whom the Fund has entered into a Repo enters insolvency proceedings, the resulting delay, if any, in the Fund's ability to liquidate the securities serving as collateral could cause the Fund some loss if the securities declined in value prior to liquidation. To minimize the risk of such loss, the Fund will enter into Repos only with institutions and dealers considered creditworthy.

RESTRICTED AND ILLIQUID SECURITIES. The Fund will not invest more than 15% of its net assets in securities that the Adviser determines, under the supervision of the Board of Directors, to be illiquid and/or restricted. Illiquid securities are securities that may be difficult to sell promptly at an acceptable price because of lack of available market and other factors. The sale of some illiquid and other types of securities may be subject to legal restrictions. Because illiquid and restricted securities may present a greater risk of loss than other types of securities, the Fund will not invest in such securities in excess of the limit set forth above.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued basis, and it may purchase or sell securities for delayed-delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place at some future date. The Fund may enter into such transactions when, in the Adviser's opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable. The Fund has not established any limit on the percentage of assets it may commit to such transactions, but to minimize the risks of entering into these transactions, the Fund will maintain a segregated account with its Custodian consisting of cash, cash equivalents, U.S. Government securities or other high-grade liquid debt securities in an amount equal to the aggregate fair market value of its commitments to such transactions.

TEMPORARY DEFENSIVE POSITION. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. During such times, the Fund may hold up to 100% of its portfolio in cash, money market and U.S. Government securities or other investments deemed suitable by the Adviser. When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

PORTFOLIO TURNOVER. The Fund's portfolio turnover rates for the fiscal years ended September 30, 2001, 2000 and 1999 were 68%, 73% and 28%, respectively. Higher portfolio turnover rates may result in higher rates of net realized capital gains to the Fund, thus the portion of the Fund's distributions constituting taxable gains may increase. In addition, higher portfolio turnover activity can result in higher brokerage costs to the Fund. The Adviser expects that the Fund will maintain a portfolio turnover ratio below 100%, but you should be aware that the Fund may exceed that ratio in any given year.

INVESTMENT RESTRICTIONS. The complete list of the Fund's investment restrictions is as follows. The Fund will not:

1. To the extent of 75% of its assets (valued at time of investment), invest more than 5% of its assets in securities of any one issuer, except in obligations of the United States Government and its agencies and instrumentalities;

2. Acquire securities of any one issuer that at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

3. Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry;

4. Borrow money, except from banks for temporary or emergency purposes in amounts not exceeding 5% of the value of the Fund's assets at the time of borrowing;

5. Underwrite the distribution of securities of other issuers, or acquire "restricted" securities that, in the event of a resale, might be required to be registered under the Securities Act of 1933;

6.   Make margin purchases or short sales of securities;

7. Invest in companies for the purpose of management or the exercise of control;

8. Lend money (but this restriction shall not prevent the Fund from investing in debt securities or repurchase agreements, or lend its portfolio securities);

9. Invest in oil, gas or other mineral exploration or development programs, although it may invest in marketable securities of companies engaged in oil, gas or mineral exploration;

10. Purchase or sell real estate or real estate loans or real estate limited partnerships, although it may invest in marketable securities of companies that invest in real estate or interests in real estate;

11.  Issue senior securities; or

12.  Invest in commodities, or invest in futures or options on commodities.

Restrictions 1 through 12 listed above are fundamental policies, and may be changed only with the approval of a majority of the outstanding shares of the Fund. For purposes of these fundamental investment restrictions, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund.

The Fund has also adopted the following restrictions that may be changed by the Board of Directors without shareholder approval. The Fund may not:

a. Invest more than 25% of its assets (valued at time of investment) in securities of issuers with less than three years' operation (including predecessors);
b. Invest more than 15% of its net assets in securities that are not readily marketable;
c. Acquire securities of other investment companies except (a) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and
     (b) where acquisition results from a dividend or merger, consolidation or other reorganization;

d. purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Fund's assets (valued at time of investment) in all investment company securities purchased by the Fund;
e. Pledge, mortgage or hypothecate its assets, except for temporary or emergency purposes and then to an extent not greater than 5% of its total assets at cost; or
f. Invest more than 10% of the Fund's assets (valued at time of investment) in initial margin deposits of options or futures contracts.


                               INVESTMENT ADVISER

Salem Investment Counselors, Inc. (the "Adviser") was organized as a corporation under the laws of the State of North Carolina in 1979 and registered as an investment adviser with the Securities and Exchange Commission in April 1979. The Adviser is one of the largest private financial counseling firms in North Carolina, providing financial management services to individuals, corporations, and professional organizations in North Carolina and throughout the United States. The Adviser manages the investment portfolio and the general business affairs of the Fund pursuant to services agreements with the Company dated September 30, 1998. Messrs. David B. Rea, Robert T. Beach, William R. Watson and Jeffrey C. Howard are officers of the Adviser and Directors and/or officers of the Company. Accordingly, each of those persons is considered an "affiliated person," as that term is defined by the Act. Mr. David B. Rea is portfolio manager for the Fund.

INVESTMENT ADVISORY AGREEMENT.
The Company has entered into an Investment Advisory Agreement (the "Advisory Agreement") with the Adviser. Under the terms of the Advisory Agreement, the Adviser manages the investment operations of the Fund in accordance with the Fund's investment policies and restrictions. The Adviser furnishes an investment program for the Fund, determines what investments should be purchased, sold and held, and makes changes on behalf of the Company in the investments of the Fund. At all times the Adviser's actions on behalf of the Fund are subject to the overall supervision and review of the Board of Directors of the Company.

The Advisory Agreement provides that the Adviser shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with services under the Agreement, except by reason of the Adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Advisory Agreement.

The Advisory Agreement may be continued from year to year so long as its continuance is approved at least annually (a) by the vote of a majority of the Directors of the Company who are not "interested persons" of the Company or the Adviser cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Pursuant to the Advisory Agreement, the Adviser receives a fee, calculated daily and paid monthly, at the annual rate of 0.40% of the Fund's average daily net assets. During the fiscal years ended

September 30, 2001, 2000 and 1999, the Fund paid investment advisory fees of $43,146, $31,540 and $13,274, respectively, to the Adviser.

OPERATING SERVICES AGREEMENT.
The Company has also entered into an Operating Services Agreement (the "Services Agreement") with the Adviser. Under the terms of the Services Agreement, the Adviser provides, or arranges to provide, day-to-day operational services to the Fund including, but not limited to:

1.  accounting                                  6.  custodial
2.  administrative                              7.  fund share distribution
3.  legal (except litigation)                   8.  shareholder reporting
4.  dividend disbursing and transfer agent      9.  sub-accounting
5.  registrar                                   10. recordkeeping services

For its services to the Fund under the Services Agreement, the Adviser receives a fee, calculated daily and paid monthly, at the annual rate of 0.50% of the Fund's average daily net assets. Prior to October 30, 2000, the Adviser received a fee at the annual rate of 0.60% of the Fund's average daily net assets. During the fiscal years ended September 30, 2001, 2000 and 1999, the Fund paid fees under the Services Agreement of $54,691, $47,310 and $19,911, respectively, to the Adviser.

The effect of the Advisory Agreement and the Services Agreement is to place a "cap" on the Fund's normal operating expenses at 0.90%. The only other expenses incurred by the Fund are distribution (12b-1) fees, brokerage fees, taxes, if any, legal fees relating to Fund litigation, and other extraordinary expenses.

Under the Services Agreement, the Adviser may, with the Company's permission, employ third parties to assist it in performing the various services required of the Fund. The Adviser is responsible for compensating such parties.

On October 5, 2000, the Adviser, with the Company's consent, entered into agreements with Ultimus Fund Solutions, LLC ("Ultimus"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, to provide transfer agency, fund accounting and administrative services for the Fund, and a Distribution Agreement with Ultimus Fund Distributors, LLC (the "Distributor"), wherein the Distributor acts as principal underwriter for the Fund's shares. Prior to October 5, 2000, Declaration Service Company, 555 North Lane, Suite 6160, Conshohocken, Pennsylvania, provided accounting, transfer agency and administrative services to the Fund and Declaration Distributors, Inc. served as principal underwriter to the Fund. All fees charged by Ultimus and the Distributor are paid by the Adviser. The Adviser also previously paid all fees charged by the Declaration Group.

                             DIRECTORS AND OFFICERS

The Board of Directors has overall responsibility for conduct of the Company's affairs. The day-to-day operations of the Fund are managed by the Adviser, subject to the bylaws of the Company and review by the Board of Directors. The Directors and executive officers of the Company are listed below. The business address of each Director and officer is 480 Shepherd Street, Winston-Salem, North Carolina 27103.


                                 Position                   Principal Occupation for
Name, Age                        with Company               the Last Five Years
---------                        ------------               -------------------
David B. Rea*                    President and              President of Salem Investment Counselors,
(Age 46)                         Director                   Inc.  Chartered Financial Analyst (1987).
                                                            MBA degree, Indiana University, 1981.
                                                            Juris Doctorate degree, Wake Forest
                                                            University School of Law, 1979. Certified
                                                            Public Accountant (1982).

William R. Watson*               Director and               Investment Counselor with Salem
(Age 61)                         Vice President             Investment Counselors, Inc.
                                                            Chartered Financial Analyst (1975).
                                                            Undergraduate degree, North Carolina State
                                                            University, 1963.  MBA Degree, University
                                                            of North Carolina, 1976.

Ralph M. Stockton, Jr.*          Director                   Attorney, partner in firm of Kilpatrick
(Age 75)                                                    Stockton LLP, legal counsel to the Company.
                                                            Undergraduate degree, University of North
                                                            Carolina, 1948. Juris Doctorate degree, with
                                                            Honors, University of North Carolina School
                                                            of Law. Member, American Bar Association,
                                                            U.S. Supreme Court Historical Society, North
                                                            Carolina Bar Association.  Inducted into North
                                                            Carolina Bar Association General Practice
                                                            Hall of Fame, 1993.

J. Paul Breitbach                Director                   Retired.  Former Executive Vice President
(Age 64)                                                    of Krispy Kreme Doughnut Corporation
                                                            (prior to 2002).  Undergraduate degree,
                                                            Loras College.



                                      -10-




James T. Broyhill **             Director                   Retired.  Former Secretary of North
(Age 74)                                                    Carolina Department of Economic &
                                                            Community Development (1989-91).
                                                            United States Senator (July-November
                                                            1996).  Member of the United States
                                                            House of Representatives (1963-1986).
                                                            Director, BMC Fund (closed-end investment
                                                            company).

James G. Hanes III               Director                   Farmer in southern Virginia; serves on a
(Age 58)                                                    number of community boards and is
                                                            involved in numerous philanthropic causes.
                                                            Undergraduate degree, University of North
                                                            Carolina.  MBA degree, Columbia University.

James L. Hilmer                  Director                   Marketing consultant.
(Age 57)                                                    Undergraduate degree, Colgate University.
                                                            MBA degree, Harvard University.

Robert T. Beach*                 Vice President             Investment Counselor with Salem
(Age 55)                                                    Investment Counselors, Inc.
                                                            Chartered Financial Analyst (1988).
                                                            Undergraduate degree, Dartmouth College.
                                                            MBA degree, Stanford Graduate School of
                                                            Business. Juris Doctorate degree, Stanford
                                                            Law School.

Dale M. Brown*                   Vice President             Investment Counselor with Salem
(Age 49)                                                    Investment Counselors, Inc.
                                                            Undergraduate degree, University of North
                                                            Carolina, 1975.  Juris Doctorate degree,
                                                            University of North Carolina School of Law,
                                                            1979.

Jeffrey C. Howard*               Secretary and              Vice President of Salem Investment
(Age 48)                         Treasurer                  Counselors, Inc.  Undergraduate degree,
                                                            Duke University, 1976.  Juris Doctorate
                                                            degree, University of Tulsa College of
                                                            Law, 1979.

*    Indicates an "interested person" of the Company as defined by the 1940 Act.

**   James T. Broyhill is the father-in-law of Robert T. Beach.

The table below sets forth the compensation paid to the Directors of the Company who served during the fiscal year ended September 30,2001 and who were not interested persons of the Adviser during such fiscal year:


Name of Director               Compensation           Pension            Annual           Total Compensation
                               from Company           Benefits          Benefits           Paid to Director
--------------------------------------------------------------------------------------------------------------
James T. Broyhill                 $5,750                None              None                   $5,750

Ralph M. Stockton, Jr.            $5,750                None              None                   $5,750

Helen C. Hanes                    $4,750                None              None                   $4,750


The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a Director or Directors when requested in writing to do so by record holders of at least 10% of the Fund's outstanding shares. The Company's bylaws contain procedures for the removal of Directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any Director or Directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of the removed Directors.

PRINCIPAL STOCKHOLDERS. As of December 17, 2001, the following accounts owned of record 5% or more of the Fund's outstanding shares:

Name and Address                      Number of Fund        Percentage of Fund's
of Shareholder                         Shares Owned          Outstanding Shares
--------------------------------------------------------------------------------
Wachovia Securities, Inc.                 53,710                    5.5%
FBO Client Account
P.O. Box 1220
Charlotte, North Carolina 28201

BB&T Trust Company                        52,142                    5.4%
434 Fayetteville Street Mall, 4th Floor
Raleigh, North Carolina 27601

As of December 17, 2001, the Directors and officers of the Company as a group owned of record or beneficially 15.6% of the outstanding shares of the Fund.

                             PERFORMANCE INFORMATION

From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P (1+T)n = ERV

Where:      P = a hypothetical initial investment of $1000
            T = average annual total return
            n = number of years
            ERV = ending redeemable value of  a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated. The average annual total returns of the Fund for the periods ended September 30, 2001 are as follows:

                  1 year                                    -21.69%
                  Since inception (October 2, 1998)           5.66%

The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions, or may indicate average annual compounded rates of return over periods other than those specified for average annual total return. For example, the cumulative return of the Fund for the period since inception (October 2, 1998) to September 30, 2001 is 17.97%. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total returns as described above.

The Fund may also advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[(a-b/cd + 1) 6 - 1]

Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursement)
         c = the  average  daily  number of shares  outstanding  during  the period  that they were  entitled  to  receive  dividends
         d = the maximum offering price per share on the last day of the period

The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

The Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such performance comparisons to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor's Ratings Group and Moody's Investors Service, Inc.). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.


                         PURCHASING AND REDEEMING SHARES

Purchases and redemptions will be made at net asset value. The Fund's net asset value is determined on days on which the New York Stock Exchange ("NYSE") is open for trading. For purposes of computing the net asset value of a share of the Fund, securities traded on security exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales price at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair market value as determined in good faith by the Adviser, subject to the review and supervision of the Board of Directors. The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

The Fund is open for business on each day that the NYSE is open. The NYSE is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, God Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Fund's share price or net asset value per share ("NAV") is normally determined as of 4:00 p.m., Eastern time. The Fund's share price is calculated by subtracting its liabilities from the closing fair market value of its total assets and dividing the result by the total number of shares outstanding on that day. Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received. Since the Fund generally does not charge sales or redemption fees, the NAV is the offering price for shares of the Fund. For shares redeemed prior to being held for at least six months, the redemption value is the NAV less a redemption fee equal to 0.5% of the NAV.

TELEPHONE PURCHASES BY SECURITIES FIRMS. Brokerage firms that are NASD members may telephone the Transfer Agent at 1-888-575-4800 and buy shares for investors who have investments in the Fund through the brokerage firm's account with the Fund. By electing telephone purchase privileges, NASD member firms, on behalf of themselves and their clients, agree that neither the Fund, the Distributor nor the Transfer Agent shall be liable for following telephone instructions reasonably believed to be genuine. To be sure telephone instructions are genuine, the Fund and its agents send written confirmations of transactions to the broker that initiated the telephone purchase. As a result of these and other policies, the NASD member firms may bear the risk of any loss in the event of such a transaction. However, if the Transfer Agent or the Fund fails to follow these established procedures, they may be liable. The Fund may modify or terminate these telephone privileges at any time.

                                 TAX INFORMATION

The Fund has qualified and intends to continue to qualify annually as a regulated investment company under Subchapter M of the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a regulated investment company, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

If the Fund qualifies as a regulated investment company and distributes at least 90% of its net investment income, the Fund will not be subject to federal income tax on the income so distributed. However, the Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities.

The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income and any net capital gains realized from sales of the Fund's portfolio securities. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.

The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of September 30, 2001, the Fund had capital loss carryforwards for federal income tax purposes of $262,251, which expire on September 30, 2008. In addition, the Fund had net realized capital losses of $654,554 during the period November 1, 2000 through September 30, 2001, which are treated for federal income tax purposes as arising during the Fund's fiscal year ending September 30, 2002. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

TAXATION OF THE SHAREHOLDER. Dividends from net investment income and net short-term capital gains are generally taxable to the shareholder as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

Each shareholder is advised annually of the source of distributions for federal income tax purposes. A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

If shares are purchased shortly before a record date for a distribution, the shareholder will, in effect, receive a return of a portion of his investment, but the distribution will be taxable to him even if the net asset value of the shares is reduced below the shareholder's cost. However, for federal income tax purposes, the original cost would continue as the tax basis.

If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 30% (backup withholding) from dividend, capital gain and redemption payments to him. Dividend and capital gain payments may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding.

Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

Distributions by the Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares include the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Investors should consult their tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

A portion of the Fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the Fund's income is derived from qualifying dividends. Because the Fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the Fund that qualifies for the deduction generally will be less than 100%. The Fund will notify corporate shareholders annually of the percentage of Fund dividends that qualifies for the dividend received deductions.

A portion of the Fund's dividends derived from certain U.S. Government obligations may be exempt from state and local taxation. The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

Long-term capital gains earned by the Fund from the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of the Fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by the Fund are taxable to shareholders as dividends, not as capital gains.

                             PORTFOLIO TRANSACTIONS

The Fund will generally purchase and sell securities without regard to the length of time the security has been held. Accordingly, it is possible that the rate of portfolio turnover may be substantial. The Fund expects that its annual portfolio turnover rate will not exceed 100% under normal conditions. However, there can be no assurance that the Fund will not exceed this rate, and the portfolio turnover rate may vary from year to year.

High portfolio turnover in any year will result in the payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. Distributions to shareholders of such investment gains, to the extent they consist of short-term capital gains, will be considered ordinary income for federal income tax purposes.

Decisions to buy and sell securities for the Fund are made by the Adviser, subject to review by the Company's Board of Directors. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in the best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly.

During the fiscal years ended September 30, 2001, 2000 and 1999, the Fund paid brokerage commissions of $18,789, $12,355 and $6,159, respectively.

CODE OF ETHICS. The Company, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Company, the Adviser and the Distributor are on public file with, and are available from, the Securities and Exchange Commission.

                                    CUSTODIAN

U.S. Bank, 425 Walnut Street, Cincinnati, Ohio 45202, has been retained to act as custodian for the Fund's investments. As custodian, U.S. Bank acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.


                TRANSFER AGENT, FUND ACCOUNTANT AND ADMINISTRATOR

The Adviser has retained Ultimus Fund Solutions, LLC ("Ultimus"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, to act as the Fund's transfer agent. Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Ultimus receives from the Adviser for its services as transfer agent a fee payable monthly at an annual rate of $17 per account, provided, however, that the minimum fee is $1,500 per month. In addition, the Adviser pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

Ultimus also provides accounting and pricing services to the Fund. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable Ultimus to perform its duties, the Adviser pays Ultimus a base fee of $2,500 per month plus an asset-based fee computed as a percentage of the Fund's average net assets in excess of $25 million. In addition, the Adviser pays all costs of external pricing services.

Ultimus also provides administrative services to the Fund. In this capacity, Ultimus supplies non-investment related statistical and research data, internal regulatory compliance services, and executive and administrative services. Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Directors. For the performance of these administrative services, the Adviser pays Ultimus a fee at the annual rate of .15% of the average value of the Fund's daily net assets up to $50 million, .125% of such assets from $50 million to $100 million, .10% of such assets from $100 million to $250 million, .075% of such assets from $250 million to $500 million, and .05% of such assets in excess of $500 million; provided, however, that the minimum fee is $2,000 per month.

Prior to October 5, 2000, Declaration Services Company, 555 North Lane, Suite 6160, Conshohocken, Pennsylvania 19428, provided the transfer agency, accounting and administrative services described above with respect to Ultimus. All fees charged by Declaration Services Company were paid by the Adviser.

                              PRINCIPAL UNDERWRITER

Ultimus Fund Distributors, LLC (the "Distributor"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, serves as principal underwriter for the Company pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obligated to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect from year to year if such continuance is approved at least annually (i) by the Board of Directors or a vote of a majority of the Fund's outstanding shares, and (ii) by a majority of the Directors who are not interested persons of the Company or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Company or by vote of a majority of the outstanding shares of the Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Company. The Distribution Agreement will automatically terminate in the event of its assignment.

The Distributor is an affiliate of the Fund's transfer agent, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Company. The Distributor is compensated by the Adviser for its services to the Company.

Prior to October 5, 2000, Declaration Distributors, Inc., 555 North Lane, Suite 6160, Conshohocken, Pennsylvania 19428, served as principal underwriter for the Company. All fees charged by Declaration were paid by the Adviser.


                             INDEPENDENT ACCOUNTANTS

The firm of Tait, Weller & Baker, 8 Penn Center, Suite 800, Philadelphia, Pennsylvania 19103, has been selected as the Company's independent auditors for the fiscal year ending September 30, 2002. Tait, Weller & Baker performs an annual audit of the Fund's financial statements and advises the Fund as to certain accounting matters.

                                  LEGAL COUNSEL

Kilpatrick Stockton LLP, 3737 Glenwood Avenue, Suite 400, Raleigh, North Carolina 27612, acts as legal counsel to the Company.

                                DISTRIBUTION PLAN

As stated in the Prospectus, the Fund has adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act (the "Plan") which permits the Fund to make payments to the Adviser to pay for sales and promotional services related to the distribution of Fund shares, including personal services provided to prospective and existing Fund shareholders. The Plan expressly limits payments to the Adviser in any fiscal year to a maximum of .25% of the average daily net assets of the Fund.

Pursuant to the Plan, the Adviser is paid a fee each month for expenses incurred in the distribution and promotion of the Fund's shares, including, but not limited to, printing of prospectuses and reports used for sales purposes, preparation and printing of sales literature and related expenses, advertisements, and other distribution-related expenses as well as any distribution or service fees paid to securities dealers or others. Any expense of distribution in excess of 0.25% per annum will be borne by the Adviser without any additional payments by the Fund. It is possible that Plan accruals will exceed the actual expenditures by the Adviser for eligible services. Accordingly, such fees are not strictly tied to the provision of such services.

During the fiscal year ended September 30, 2001, the Fund made payments of $26,966 to the Adviser pursuant to the Plan.

The Board of Directors has determined that a consistent cash flow resulting from the sale of new shares is necessary and appropriate to meet redemptions and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. The Board therefore believes that it will likely benefit the Fund to have monies available for distribution activities in promoting the sale of the Fund's shares. The Board of Directors, including the non-interested Directors, has concluded that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

The Plan has been approved by the Company's Board of Directors, including all of the Directors who are non-interested persons as defined in the 1940 Act. The Plan must be renewed annually by the Board of Directors, including a majority of the Directors who are non-interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan. The votes must be cast in person at a meeting called for that purpose. It is also required that the selection and nomination of non-interested Directors be committed to the discretion of the non-interested Directors. The Plan and any related agreements may be terminated at any time, without any penalty: (1) by vote of a majority of the non-interested Directors on not more than 60 days' written notice, (2) by vote of a majority of the Fund's outstanding shares, on 60 days' written notice, or (3) automatically by any act that terminates the Advisory Agreement with the Adviser.

The Plan and any related agreements may not be amended to increase materially the amounts to be spent for distribution expenses without approval by a majority of the Fund's outstanding shares, and all material amendments to the Plan or any related agreements shall be approved by a vote of the non-interested Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

The Adviser is required to report in writing to the Board of Directors of the Company, at least quarterly, on the amounts and purpose of any payment made under the Plan, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plan should be continued.

                              FINANCIAL STATEMENTS

The financial statements of the Fund are incorporated herein by reference to the audited annual report of the Fund dated September 30, 2001.

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